SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K/A


                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: March 7, 2001


                            FRONTLINE CAPITAL GROUP
            (Exact name of Registrant as specified in its Charter)



                                   Delaware
                           (State of Incorporation)


          0-30162                                           11-3383642
(Commission File Number)                            (IRS Employer Id. Number)


          90 Park Avenue                                        10016
        New York, New York                                   (Zip Code)
(Address of principal executive offices)


                                (212) 931-8000
             (Registrant's telephone number, including area code)



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         The purpose of this amendment to the Form 8-K previously filed by the
Registrant on March 7, 2001 is to re-submit two pages from the Registrant's supplemental data for the year and quarter ended December 31, 2000 that have been revised to include an explanatory note concerning the basis upon which the information referred to as pro forma has been prepared.

Item 7.     Financial Statements and Exhibits

      (c)   Exhibits

      99.1 Amendment to Supplemental Data for the Year and Quarter Ended December 31, 2000

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     FRONTLINE CAPITAL GROUP


                                     By:  /s/ Scott. H. Rechler
                                        --------------------------------
                                        Scott H. Rechler
                                        President



Date:  March 13, 2001